UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 10, 2007





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                 001-08430                 72-0593134
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  (State or other                   (Commission               (IRS Employer
   jurisdiction                     File Number)            Identification No.)
 of incorporation)



  777 N. Eldridge Parkway, Houston, Texas                         77079
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 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
                                                     --------------



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01         Other Events.

         On August 7, 2007, the Board of Directors of McDermott International, Inc. approved a two-for-one stock split of McDermott's common stock, to be accomplished by means of a stock dividend. The additional shares were distributed on September 10, 2007 to stockholders of record on August 20, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               McDERMOTT INTERNATIONAL, INC.




                               By:   /s/ Michael S. Taff
                                     -------------------------------------------
                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer

September 11, 2007